SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 13, 2000

                               IOS CAPITAL, Inc.
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------



        DELAWARE                  File No. 0-20405              23-2493042
 -----------------------     -------------------------      -------------------
    (State or other               (Commission File            (IRS Employer
    jurisdiction of                    Number)                Identification
     incorporation)                                               Number)


           1738 Bass Road, Macon, Georgia              31210
           ------------------------------              -----


       Registrant's telephone number, including area code: (912) 471-2300
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

     On January 13, 2000, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), announced that Kurt M. Landgraf had been elected to IKON's Board of Directors. IKON's press release dated January 13, 2000 containing further detail is attached.

     On January 26, 2000, IKON also announced results for the first quarter of its fiscal year 2000. The Registrant's press release dated January 26, 2000 containing further detail is attached.

     This Report includes or incorporates by reference information about the Registrant and/or IKON which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning IKON's expected revenue growth, cost savings and increased productivity and margins resulting from IKON's growth and productivity initiatives; statements concerning IKON's restructuring charge, and the expected savings and operational benefits relating to IKON's restructuring programs, including but not limited to, certain planned asset dispositions and consolidations; statements relating to product availability; and statements concerning IKON's anticipated earnings and revenue improvements during the second quarter of fiscal 2000. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon the Registrant's and/or IKON's current plans or expectations and are subject to a number of risks and uncertainties applicable to both the Registrant and IKON, including, but not limited to, risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1999 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, the Registrant's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


c.   The following  exhibits are furnished in accordance  with the provisions of
     Item 601 of Regulation S-K:

          (99) IKON's Press Release dated January 13, 2000

          (99.1) IKON's Press Release dated January 26, 2000

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IOS Capital, Inc.




                                           By:  /s/Harry Kozee
                                                --------------------------
                                                Harry Kozee
                                                Vice President - Finance



Dated: February 4, 2000